Exhibit 10.8

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K, BECAUSE IT IS BOTH NOT MATERIAL AND THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. IN ADDITION, CERTAIN SCHEDULES AND EXHIBITS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(A)(5) OF REGULATION S-K. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED

FORM OF SUBSCRIPTION AGREEMENT FOR CLASSES OF INITIAL SHARES OF

FORTRESS CREDIT REALTY INCOME TRUST

Instructions: In order for the undersigned (“you”, “your” or the “Subscriber”) to purchase common shares of beneficial interest, par value $0.01 per share (“Shares”), of Fortress Credit Realty Income Trust, a Maryland statutory trust, please follow the below instructions to execute and deliver this agreement (this “Subscription Agreement”). Capitalized terms used, but not defined, herein shall have the respective meanings given to them in the Confidential Private Placement Memorandum of Fortress Credit Realty Income Trust (as the same may be modified, updated or supplemented from time to time, the “Memorandum”).

1.	Your Investment

Investment Amount $ __________________________________

Investment Method	By wire Account Name: SS&C GIDS, Inc. as Agent for Fortress Credit Realty Income Trust
Bank Name: UMB Bank, N.A.
ABA: [***]
DDA: [***]

* Cash, cashier’s checks/official bank checks, temporary checks, foreign checks, money wires, third-party checks, or traveler’s checks are not accepted.

SHARE CLASS SELECTION (required)

Each of the classes of Shares below (i) has a minimum initial investment of $25,000, (ii) has a minimum subsequent investment of $500 and (iii) is available for eligible investors as disclosed in the Memorandum. Please ensure that you carefully read and understand the terms of each of the classes below in the Memorandum before making your selection:

☐ Class B Shares * only available to investors that (i) invest, in the aggregate, at least $100 million in Shares, either on their own, or together with a group of commonly advised investors (provided, however, that the Adviser may accept lesser amounts for Class B Share eligibility in its discretion), and (ii) are otherwise eligible to purchase Class I Shares.

☐ Class I Shares

☐ Class S Shares

☐ Class D Shares

*If you have selected Class B Shares above, by executing this Subscription Agreement you hereby acknowledge and agree that (i) any determination as to whether you are part of a group of commonly advised investors will be made by the Adviser in its sole discretion and (ii) in the event that the Adviser determines that you are not part of a group of commonly advised investors that are eligible to purchase Class B Shares, you will, instead, be issued Class I Shares.

1

2.	Ownership Type (Select only one)

Individual Investors:

☐ Individual

☐ Joint Tenants

☐ Tenants in Common

☐ Joint Tenants with Rights of Survivorship

☐ Community Property

☐ Individual 401k Account

☐ Individual Retirement Account – Other

☐ Individual Retirement Account – Roth

☐ Individual Retirement Account – Rollover

☐ Individual Retirement Account – SEP

☐ Uniform Gift to Minors Act - State of ___________________________

(minor information must be included in Section 3 ("Subscriber Information") below)

Entity Investors:

☐ Taxable Trust	☐ Foundation/Endowment

☐ Grantor Trust	☐ Fund of Hedge Fund

☐ Other Disregarded Entity	☐ Charity/Welfare Organization

☐ Tax – Exempt Trust	☐ Insurance Company

☐ Corporation	☐ Employee Benefit Plan

☐ Keogh Plan	☐ Private Equity

☐ Partnership	☐ Taft Hartley Plan

☐ LLC – C – Corp	☐ Pension Plan

☐ LLC – Partnership	☐ Qualified Pension Plan and Profit Sharing Plan

☐ LLC – S-Corp	☐ Estate – Name of Executor: ________________________________

☐ S – Corporation	☐ Other: ____________________________

☐ C – Corporation

Custodian Information (if applicable):

Custodian Name: ____________________________

Custodian Tax ID: ___________________________

Client Account Number: _____________________

Daytime Phone Number: ______________________

The undersigned confirm(s), which confirmation is made on behalf of the custodian, that the custodian will accept distributions on behalf of the Subscriber pursuant to an agreed upon custodial agreement between the Subscriber and the custodian. The custodian agrees to accept distributions on behalf of the Subscriber until such custodial agreement is amended, terminated or the Subscriber notifies Fortress Credit Realty Income Trust of a change in distribution methodology.

X______________________________	__________
Custodian Signature	Date

3.	Subscriber Information

Note: If the Subscriber is an Individual Retirement Account (“IRA”) or 401k Account, please complete sub-section A below with respect to the individual owner of the account. If the Subscriber is a disregarded entity or grantor trust, please complete sub-section A below with respect to the owner or grantor and sub-section C below with respect to the entity or trust.

A.
Individual Investors

Subscriber Information (Residential street address MUST be provided. See Section 4 (“Contact Information & Interested Parties”) if mailing address is different than residential street address.)

First Name		MI	Last Name
SSN/Tax ID	DOB (MM/DD/YYYY)		Phone Number:
Residential Street Address
City	State			Zip Code
Email Address

Are you a Fortress Employee, Officer, Director, or Affiliate? (Required)	☐	No	☐	Yes

If yes, please select one of the below:

☐	Fortress Employee	☐	Fortress Officer or Director	☐	Fortress Affiliate

Required for Non-U.S. Citizens:

If you are a non-U.S. citizen, please check the applicable box and specify your country of citizenship/domicile below:

☐	Resident Alien	☐	Non-Resident Alien	Country of Citizenship/Domicile

B.
Co-Investors

Co-Investor Information (Co-Investor/Co-Trustee/Co-Authorized Signatory Information, if applicable)

First Name		MI	Last Name
SSN/Tax ID	DOB (MM/DD/YYYY)		Phone Number:
Residential Street Address
City	State			Zip Code
Email Address

Are you a Fortress Employee, Officer, Director, or Affiliate? (Required)	☐	No	☐	Yes

If yes, please select one of the below:

☐	Fortress Employee	☐	Fortress Officer or Director	☐	Fortress Affiliate

Required for Non-U.S. Citizens:

If you are a non-U.S. citizen, please check the applicable box and specify your country of citizenship/domicile below:

☐	Resident Alien	☐	Non-Resident Alien	Country of Citizenship/Domicile

C.
Entity Investors (including ERISA Plans, Trusts, Corporations, Partnerships, Limited Liability Companies)

Subscriber Information (Street address MUST be provided. See Section 4 (“Contact Information & Interested Parties”) if mailing address is different than street address.)

Name of Subscribing Entity

Tax ID (If Non-US, Indicate Country)	Date of Formation (MM/DD/YYYY)

Intermediary Identification Number, GIIN (if applicable)

Street Address

City	State	Zip Code

Primary Contact/Trustee/Authorized Signatory Name

Email Address	Phone Number

Street Address

City	State	Zip Code

Is the Subscriber a Fortress Affiliate? (required)	☐	No	☐	Yes

Is the Subscriber an entity that was formed for the purpose of investing in Fortress Credit Realty Income Trust or otherwise formed for the specific

purpose of investing in securities? (required)	☐	No	☐	Yes

Required for Non-U.S. Entities:

If the Subscriber is a non-U.S. entity, please specify its country of domicile

4.	Contact Information & Interested Parties

Contact Information: Please complete if different from contact information provided in Section 3.

Name
Email Address		Phone Number
Street Address
City	State	Zip Code

Interested Parties:

Subscriber, by identifying the Interested Parties below, you hereby authorize Fortress Credit Realty Income Trust to send any and all information, via hard-copy mail only, about the Subscriber’s investment in Fortress Credit Realty Income Trust to the Interested Parties identified below. This contact information may be updated and communicated to Fortress Credit Realty Income Trust from time to time.

1.	Name		Street Address
	City	State		Zip Code
2.	Name		Street Address
	City	State		Zip Code

5.	Contact Information & Interested Parties

Please select one distribution option below:

☐	Cash	☐	Distribution Reinvestment*

Complete the below if you elected to receive cash distributions:

In providing the information below, I authorize Fortress Credit Realty Income Trust or its agent to wire my distribution according to the instructions below. This authority will remain in force until I notify Fortress Credit Realty Income Trust in writing to cancel it. In the event that Fortress Credit Realty Income Trust deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Bank Name_______________________________________________
Bank ACH Routing Number__________________________________
Account Name_____________________________________________
Account Number___________________________________________
FFC Account Name (if applicable)_____________________________
FFC Account Number (if applicable)___________________________

* A participant may terminate participation in the Distribution Reinvestment Plan at any time, without penalty, by delivering 10 days’ prior written notice to Fortress Credit Realty Income Trust. This notice must be received by Fortress Credit Realty Income Trust prior to the last day of a month in order for a participant’s termination to be effective for such month. Upon termination, future distributions will be distributed in cash.

6.	Electronic Delivery Form

Instead of receiving paper copies of the Memorandum, supplements, and other shareholder communications and reports, you may elect to receive electronic delivery of shareholder communications from Fortress Credit Realty Income Trust. If you would like to consent to electronic delivery, including pursuant to email, initial the box below for this election.

We encourage you to reduce printing and mailing costs and to conserve natural resources by electing to receive electronic delivery of shareholder communications and statement notifications. By consenting below to electronically receive shareholder communications, including your account specific information, you authorize us to either (i) email shareholder communications to you directly or (ii) make them available on our website and notify you by email when and where such documents are available.

You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials.

By consenting to electronic access, you will be responsible for your customary internet service provider charges and may be required to download software in connection with access to these materials.

By checking this box, I consent to electronic delivery ☐

Email

If blank, the email provided in Section 4 (“Contact Information & Interested Parties”) or Section 3A (“Subscriber Information” – Individual Investors) will be used.

7.	Financial Advisor Information (Required information for all sales through a Financial Advisor. All fields must be completed)

If you are acquiring Shares through a Financial Advisor, the Financial Advisor must sign below to complete the order. The undersigned Financial Advisor hereby warrants that he/she is (check the appropriate box or boxes):

☐ Registered broker-dealer	☐ An investment adviser registered with the SEC	☐ Other: An investment adviser registered with
Financial Advisor Name
Mailing Address
City	State	Zip Code
Financial Advisor CRD		Phone Number

E-mail Address

The undersigned confirm(s) that they (i) have reasonable grounds to believe that the information and representations concerning the Subscriber identified herein are true, correct and complete in all respects; (ii) have discussed such Subscriber’s prospective purchase of Shares, the speculative nature of Fortress Credit Realty Income Trust, its investment program, and risks with such Subscriber; (iii) have advised such Subscriber of all pertinent facts with regard to the lack of liquidity and marketability of the Shares, the fact that the Shares are not registered and are not expected to be registered under the laws of any country; (iv) have delivered or made available a current Memorandum and all related supplements, if any, to such Subscriber; (v) have reasonable grounds to believe that the Subscriber is purchasing these Shares for his or her own account; (vi) have reasonable grounds to believe that the purchase of Shares is a suitable investment for such Subscriber, that such Subscriber meets the suitability standards applicable to such Subscriber set forth in the Memorandum and related supplements, if any, including Regulation Best Interest, as applicable, and that such Subscriber is in a financial position to enable such Subscriber to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto; and (vii) shall be responsible for determining that the Subscriber continues to meet the applicable suitability standards to the extent the Subscriber enrolls in the Distribution Reinvestment Plan. The undersigned Financial Advisor further represents and certifies that, in connection with this subscription for Shares, he or she has complied with and has followed all applicable policies and procedures under his or her firm’s existing Anti-Money Laundering Program and Customer Identification Program.

The undersigned Financial Advisor acknowledges and agrees that (i) it is duly licensed to lawfully sell Shares in the state designated as the Subscriber’s legal residence, and (ii) Fortress Credit Realty Income Trust, the Adviser, and its distributor will rely on the foregoing certifications in determining the Subscriber’s qualification and suitability as an investor in Fortress Credit Realty Income Trust.

X
	Signature of Investor	Date

8.	Subscriber Representations

In addition to the information contained in this Subscription Agreement, you acknowledge that Fortress Credit Realty Income Trust may request additional information from you and/or your Financial Advisor, or completion of a supplement to this Subscription Agreement to determine eligibility to purchase Shares. Please refer to the Terms and Conditions included on Annex A for additional Subscriber acknowledgments.

Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf.

By executing this Subscription Agreement, you (for yourself and any co-investor, and, if you are signing on behalf of an entity, on behalf of and with respect to the entity and its shareholders, partners, beneficiaries, members or other beneficial owners), represent, warrant and agree as follows (as used below, the terms “you” and “your” refer to you and your co-Subscriber, if any, or if you are signing on behalf of an entity, such entity):

1)
you understand that Fortress Credit Realty Income Trust (and its affiliates) will rely upon all of your statements, representations and warranties in this Subscription Agreement and the Terms and Conditions, including the accuracy and completeness of any and all eligibility and appropriateness representations and certifications, in deciding whether to allow you to invest in Fortress Credit Realty Income Trust through this Subscription Agreement;
2)
you, either directly or indirectly through your Financial Advisor, have received from Fortress Credit Realty Income Trust each document, including the Memorandum, and have read completely, reviewed carefully and discussed with your Financial Advisor (including instructions on how to complete this Subscription Agreement) each such document, as well as had the opportunity to ask any questions and receive answers from the representatives of Fortress Credit Realty Income Trust concerning this Subscription Agreement and the purchase of Shares;
3)
by executing this Subscription Agreement, you agree to be bound by this Subscription Agreement and Terms and Conditions, including any and all eligibility and appropriateness representations and certifications, for Fortress Credit Realty Income Trust through this Subscription Agreement;
4)
this Subscription Agreement and any other certificate, agreement or document related to this Subscription Agreement or Fortress Credit Realty Income Trust or any act or transaction relating to Fortress Credit Realty Income Trust or your Shares may be executed by applying an electronic signature using an electronic signature program that has been approved by Fortress Credit Realty Income Trust. Each party acknowledges, agrees and confirms that the use of such an electronic signature program (i) shall result in a reliable and valid delivery of such party's signature to this Subscription Agreement; and (ii) shall constitute reasonable steps on the part of the other party to this Subscription Agreement to verify the reliability of such signature. Any signature (including any electronic symbol or process attached to, or logically associated with, a contract or other record and executed or adopted by a person with the intent to sign, authenticate or accept such contract or record) hereto or to any other certificate, agreement or document related to this Subscription Agreement or Fortress Credit Realty Income Trust or any act or transaction relating to Fortress Credit Realty Income Trust or your Shares, in form acceptable to the board of trustees of Fortress Credit Realty Income Trust in its sole discretion, shall be expressly permitted and shall have the same legal effect, validity and enforceability as a manually executed signature to the fullest extent permitted by applicable law, including the Maryland Statutory Trust Act, the Federal Electronic Signatures in Global and National Commerce Act, the Maryland Uniform Electronic Transactions Act, or any similar United States state law based on the Uniform Electronic Transactions Act, and any similar law, and the parties hereby consent to the foregoing and waive any objection to the contrary;
5)
you acknowledge that if you prefer to execute documents via a non-electronic signature process, you may at any time withdraw your informed consent to, and opt out of, utilizing electronic signatures, as applicable, now or in the future (but, for the avoidance of doubt, any electronic signatures effected while your consent to utilize electronic signatures was in effect shall not be invalidated by virtue of such withdrawal/opt-out);
6)
you acknowledge and agree that (in addition to any distribution of materials sent to you by Fortress Credit Realty Income Trust, its affiliates and/or service providers or storage of such materials by Fortress Credit Realty Income Trust, its affiliates and/or service providers), if agreed to by Fortress Credit Realty Income Trust, the Memorandum, other materials, communications and/or reports relating to your Shares in Fortress Credit Realty Income Trust will be posted to a supplemental third-party repository (including, without limitation, a data repository hosted by SS&C Intralinks or its affiliates) to provide you and your Financial Advisor with access to such documentation and information,
7)
you acknowledge and agree that nothing in this Subscription Agreement shall be construed to (i) prohibit any Person from reporting possible violations of applicable law or regulation to any governmental agency or entity, or making other disclosures that are protected under the whistleblower provisions of applicable law or regulation or (ii) require any such Person to provide notification that it has made such reports or disclosures; and
8)
you acknowledge that Fortress Credit Realty Income Trust seeks to comply with all applicable anti-money laundering, economic sanctions, anti-bribery and anti-boycott laws and regulations. In furtherance of these efforts, you represent, warrant and agree that: (i) you or your affiliates, your beneficial owners/controllers or authorized persons (such Persons, other than you, "Related Persons") are not the target of economic or financial sanctions imposed, administered, or enforced by the U.S. federal government, including the U.S.

Department of the Treasury Office of Foreign Assets Control (collectively, "Sanctions," and any person that is the subject of such Sanctions or majority-owned or controlled by one or more persons that are the subject of such Sanctions, a "Sanctioned Person"); (ii) no capital commitment, contribution or payment to the Partnership by you and no distribution to you shall cause Fortress Credit Realty Income Trust to be in violation of any applicable U.S. federal or state or non-U.S. laws or regulations, including anti-money laundering, Sanctions, anti-bribery or anti-boycott laws or regulations, including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the Foreign Corrupt Practices Act; (iii) all capital contributions or payments to Fortress Credit Realty Income Trust by you will be made through an account located in a jurisdiction that does not appear on the list of boycotting countries published by the U.S. Department of Treasury pursuant to Code §999(a)(3), as in effect at the time of such contribution or payment; (iv) neither you nor any Related Persons are or have engaged, or will engage, or are owned or controlled by any party that is or has engaged, or will engage, in activities that could result in being designated a Sanctioned Person or on any list of restricted parties maintained by the U.S. federal government; and (v) you otherwise will not engage in any business or other activities that could cause Fortress Credit Realty Income Trust to be in violation of applicable anti-money laundering, Sanctions, anti-bribery or anti-boycott laws or regulations. You acknowledge and agree that, notwithstanding anything to the contrary contained in the Subscription Agreement, any side letter or any other agreement, to the extent required by or deemed advisable by Fortress Credit Realty Income Trust under any anti-money laundering, Sanctions, anti-bribery or anti-boycott law or regulation, Fortress Credit Realty Income Trust may prohibit additional capital contributions, restrict distributions or take any other reasonably necessary or advisable action with respect to the Interests, and you shall have no claim, and shall not pursue any claim, against Fortress Credit Realty Income Trust or any other Person in connection therewith.

You declare that the information supplied above is true and correct and may be relied upon by Fortress Credit Realty Income Trust.

9.	Verification of Status as an “Accredited Investor”

*In Part I of this Section 9:

- Individual Investors should complete sub-section “A”

- Co-Investors should complete sub-section “B”

- Entity Investors should complete sub-section “C”

The Subscriber represents and warrants that the Subscriber (i) is an “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and (ii) has checked the boxes for the applicable statements below pursuant to which the Subscriber so qualifies. The Subscriber should be aware that an investment in Fortress Credit Realty Income Trust is considered an investment in securities. As a result, if the Subscriber is an entity formed for the purpose of investing in Fortress Credit Realty Income Trust (or otherwise is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting, or trading in securities), the Subscriber entity may require an exemption from registration under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Subscriber should consult with its own legal advisors about an investment in Fortress Credit Realty Income Trust and any legal requirements that may be implicated.

PLEASE CHECK THE BOXES FOR ALL APPLICABLE STATEMENTS BELOW:

A.
For Individual Investors:

1.	☐	The Subscriber is a natural person whose net worth, taken together with the net worth of such person’s spouse or spousal equivalent, exceeds $1,000,000;
2.	☐

The Subscriber is a natural person who had an individual income in excess of $200,000 in each of the two previous years, or joint income with such person’s spouse or spousal equivalent in excess of $300,000 in each of those years, and who reasonably expects to reach the same income level in the current year;

3.	☐	The Subscriber is a director, executive officer of Fortress Credit Realty Income Trust or a director or executive officer of the Adviser or its affiliates;
4.	☐

The Subscriber holds in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status; OR

5.	☐

The Subscriber is a natural person “family client” of a “family office” (each such term as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”)), where: (A) the family office has total assets under management in excess of $5,000,000; (B) the family office is not formed for the specific purpose of acquiring the Shares; and (C) the natural person family client’s purchase of the Shares is directed by the family office, which has such knowledge and experience in financial and business matters that the family office is capable of evaluating the merits and risks of an investment in such Shares.

6.	☐	The Subscriber is not an Accredited Investor.

B.
For Co-Investors:

1.	☐	The Co-Investor is a natural person whose net worth, taken together with the net worth of such person’s spouse or spousal equivalent, exceeds $1,000,000;
2.	☐

The Co-Investor is a natural person who had an individual income in excess of $200,000 in each of the two previous years, or joint income with such person’s spouse or spousal equivalent in excess of $300,000 in each of those years, and who reasonably expects to reach the same income level in the current year;

3.	☐	The Co-Investor is a director, executive officer of Fortress Credit Realty Income Trust or a director or executive officer of the Adviser or its affiliates;
4.	☐

The Co-Investor holds in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status; OR

5.	☐

The Co-Investor is a natural person “family client” of a “family office” (each such term as defined in Rule 202(a)(11)(G)-1 under the Advisers Act), where: (A) the family office has total assets under management in excess of $5,000,000; (B) the family office is not formed for the specific purpose of acquiring the Shares; and (C) the natural person family client’s purchase of the Shares is directed by the family office, which has such knowledge and experience in financial and business matters that the family office is capable of evaluating the merits and risks of an investment in such Shares.

6.	☐	The Co-Investor is not an Accredited Investor.

C. For Entity Investors: (In addition to completing this sub-section, Entity Investors shall provide (i) entity formation documentation and (ii) anti-money laundering and beneficial ownership information to be provided in Annex C.)

1.	☐	The Subscriber has total assets in excess of $5,000,000 AND is any of the following (please check the box that applies): a corporation;
		☐	a partnership;
		☐	a limited liability company;
		☐	a Massachusetts or similar business trust; OR
		☐	an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”).

2.	☐	The Subscriber is any of the following (please check each box that applies):
		☐	a bank, or any savings and loan association or other institution acting in its individual or fiduciary capacity;
		☐	a registered broker or dealer;
		☐	an insurance company;
		☐	a rural business investment company as defined in Section 384A of the Consolidated Farm and Rural Development Act;
		☐	an investment adviser registered with the Securities and Exchange Commission pursuant to Section 203 of the Advisers Act or registered pursuant to the laws of a state;
		☐	an investment adviser relying on the exemption from registering with the Securities and Exchange Commission under Section 203(l) or (m) of the Advisers Act;
		☐	an investment company registered under the Investment Company Act or a business development company as defined in the Investment Company Act;
		☐	a private business development company as defined in the Advisers Act;
		☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
☐

a plan established and maintained by a state of the United States, its political subdivisions, or any agency or instrumentality of a state of the United States or its political subdivisions, for the benefit of its employees, that has total assets in excess of $5,000,000;

☐

an employee benefit plan whose investment decision is being made by a plan fiduciary, which is either (i) a bank, savings and loan association, insurance company or registered investment adviser, or (ii) an employee benefit plan whose total assets are in excess of $5,000,000 or (iii) a self-directed employee benefit plan whose investment decisions are made solely by persons that are accredited investors;

☐

a “Family office,” as defined in Rule 202(a)(11)(G)-1 under the Advisers Act with assets under management in excess of $5,000,000 not formed for the specific purpose of acquiring the Shares, and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; OR

☐

a “family client,” as defined in Rule 202(a)(11)(G)-1 under the Advisers Act of a family office meeting the requirements in paragraph above and whose prospective investment in the Shares is directed by such family office.

3.	☐	The Subscriber is a trust, with total assets in excess of $5,000,000 and whose purchase is directed by a sophisticated person.
4.	☐

The Subscriber is an entity as to which all the equity owners are accredited investors; provided that the Subscriber makes the additional representations, warranties and covenants listed in footnote 2 (please note that this response is not applicable for irrevocable trusts).

5.	☐

A corporation, partnership, limited liability company, business trust, or an organization described in Section 501(c)(3) of the Code, in each case, which was not formed for the specific purpose of acquiring the Shares, and which has total assets in excess of $5,000,000.

6.	☐	The Subscriber is not an Accredited Investor.

1 If the Subscriber is an accredited investor for the reason described in this clause (iii), the Subscriber hereby represents, warrants and covenants with respect to each person making investment decisions for the Subscriber that: (a) the Subscriber is sufficiently familiar with each such person’s regulatory status and/or asset ownership to make representations on each such person’s behalf; (b) each such person qualifies as an “accredited investor” under one or more of the provisions of this Section 9; (c) Fortress Credit Realty Income Trust may rely on the Subscriber’s representations on behalf of each such person hereunder to the same extent as if each such person had completed this Section 9; and (d) the Subscriber shall permit no direct or indirect transfer of beneficial interests in the Subscriber or change in investment decision making that at any time would result in any of the representations contained in clauses (a) through (c) ceasing to be true.

2 If the Subscriber is an accredited investor for the reason described in item 4 of this Section 9(C), the Subscriber hereby represents, warrants and covenants with respect to each stockholder, partner, member or other beneficial owner of the Subscriber (each, a “Beneficial Owner”) that: (a) the Subscriber is sufficiently familiar with each such Beneficial Owner’s regulatory status and/or asset ownership to make representations on each such Beneficial Owner’s behalf; (b) each such Beneficial Owner qualifies as an “accredited investor” under one or more of the provisions of this Section 9; (c) Fortress Credit Realty Income Trust may rely on the Subscriber’s representations on behalf of each such Beneficial Owner hereunder to the same extent as if each such Beneficial Owner had completed this Subscription Agreement; and (d) the Subscriber shall permit no direct or indirect transfer of beneficial interests in the Subscriber that at any time would result in any of the representations contained in clauses (a) through (c) ceasing to be true.

10.	Tax and ERISA Information

This Section 10 includes information for the Subscriber and the Subscriber’s tax adviser to review and complete with regard to the tax status of the individual or entity in whose name the investment will be held.

For purposes of this Section 10: The term “Individual” means an individual within the meaning of Code Section 542(a)(2), as modified by Code Section 856(h)(3). Natural persons and the following organizations are treated as Individuals for these purposes:

•
A pension trust under Code Section 501(c)(17) (a trust that provides for payment of supplemental unemployment compensation);
•
A private foundation under Code Section 509(a); and
•
A trust permanently set aside or used for charitable purposes as described in Code Section 642(c) (charitable trusts for estate planning purposes).

In general, all other entities are not treated as Individuals.

The term “Beneficial Ownership” means the ownership of Shares of Fortress Credit Realty Income Trust, directly or indirectly, by an entity or Individual for purposes of Code Section 542(a)(2), taking into account the constructive ownership rules of Code Section 544, as modified by Code Section 856(h)(1)(B). In general, this means that Shares of Fortress Credit Realty Income Trust held, directly or indirectly, by or for (i) a corporation, partnership, estate, or trust shall be considered as owned directly proportionately by its shareholders, partners or beneficiaries, and (ii) a natural person’s spouse, brothers, sisters, ancestors and lineal descendants are treated as owned by that person. In addition, if any entity or Individual has an option to acquire Shares of Fortress Credit Realty Income Trust (or an option to acquire such an option or one of a series of such options), such Shares of Fortress Credit Realty Income Trust shall be treated as owned by such entity or Individual. Under these rules, each Subscriber will be treated as Beneficially Owning its proportionate share of Fortress Credit Realty Income Trust. As used in this Section 10, the terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” have correlative meanings.

A.
SUBSCRIBER TAX STATUS

Please confirm with a tax adviser the status and Beneficial Ownership of the Individual or entity making the investment in Fortress Credit Realty Income Trust and then check the category applicable to your status:

(a)	☐	The Subscriber is a natural person or an IRA or a 401k Account owned by a natural person and either:
	(i)	☐

none of the Subscriber or such owner’s spouse, brothers or sisters (whether by whole or half-blood), ancestors or lineal descendants, and no entity in which the Subscriber or any of the foregoing relatives directly or indirectly invests, Beneficially Owns an interest in Fortress Credit Realty Income Trust; or

	(ii)	☐	the name of each related person described in clause (i) are disclosed in sub-section C below.
(b)	☐	The Subscriber is a trust described in Code Section 401(a) and exempt from tax under Code Section 501(a) and either:
	(i)	☐	no beneficiary holds an actuarial interest in the Subscriber in excess of 1%;
	(ii)	☐	a beneficiary holds an actuarial interest in the Subscriber of more than 1% but not in excess of 10%; or
	(iii)	☐	a beneficiary holds an actuarial interest in the Subscriber of more than 10% (in which case the Subscriber must complete sub-section B below).
(c)	☐	The Subscriber is a private foundation within the meaning of Code Section 509(a).
(d)	☐	The Subscriber is a trust described in Code Section 501(c)(17) (a trust providing for payment of supplemental unemployment compensation benefits).
(e)	☐	The Subscriber is a trust permanently set aside for a charitable or other purpose as described in Code Section 642(c).
(f)	☐	The Subscriber is a public charity exempt from tax under Code Section 501(c)(3).
(g)	☐	The Subscriber is a governmental plan within the meaning of Code Section 414(d) and either:
	(i)	☐	no beneficiary holds an actuarial interest in the Subscriber in excess of 1%;
	(ii)	☐	a beneficiary holds an actuarial interest in the Subscriber of more than 1% but not in excess of 10%; or
	(iii)	☐	a beneficiary holds an actuarial interest in the Subscriber of more than 10% (in which case the Subscriber must complete sub-section B below).
(h)	☐	The Subscriber is a voluntary employees’ beneficiary association described in Code Section 501(c)(9) and either:
	(i)	☐	no beneficiary holds an interest in the Subscriber in excess of 1%;
	(ii)	☐	a beneficiary holds an interest in the Subscriber of more than 1% but not in excess of 10%; or
	(iii)	☐	a beneficiary holds an interest in the Subscriber of more than 10% (in which case the Subscriber must complete sub-section B below).
(i)	☐	The Subscriber is a corporation, limited liability company or partnership not otherwise described in paragraphs (a) through (h) and either:
	(i)	☐	no Individual Beneficially Owns more than 1% of the interests in the Subscriber;
	(ii)	☐	an Individual Beneficially Owns more than 1% of the interests in the Subscriber, but no Individual Beneficially Owns more than 10% of the interests in the Subscriber; or

(iii)	☐	an Individual Beneficially Owns more than 10% of the interests in the Subscriber (in which case the Subscriber must complete sub- section B below).

(j)	☐	The Subscriber is a trust or estate not otherwise described in paragraphs (a) through (h) and the statements in clause (i), (ii), (iii), (iv) or (v) checked below apply:
	(i)	☐	The Subscriber is a grantor trust with one beneficiary (a “Beneficiary”) and one grantor (“Grantor”), both of whom are natural persons, and either
		(A)	☐

none of the Beneficiary’s or Grantor’s spouse(s), brothers or sisters (whether by whole or half-blood), ancestors or lineal descendants, and no entity in which the trust, Beneficiary or Grantor or any of the foregoing relatives directly or indirectly invests, Beneficially Owns an interest in Fortress Credit Realty Income Trust; or

		(B)	☐

the names of all related persons described in clause (A) who Beneficially Own an interest in Fortress Credit Realty Income Trust and such persons’ relationship to the Subscriber, the Beneficiary and/or the Grantor (as applicable) are disclosed in sub-section C below;

	(ii)	☐

The Subscriber is a grantor trust with more than one Beneficiary and/or Grantors, and two or more of the Beneficiaries and/or Grantors are related to each other as spouses, brothers or sisters (whether by whole or half-blood), ancestors or lineal descendants, and either

		(A)	☐

none of the Beneficiaries’ or Grantors’ spouse(s), brothers or sisters (whether by whole or half-blood), ancestors or lineal descendants, and no entity in which the trust, the Beneficiaries or Grantor(s) or any of the foregoing relatives directly or indirectly invests, Beneficially Owns an interest in Fortress Credit Realty Income Trust; or

		(B)	☐

the names of all related persons described in clause (A) who Beneficially Own an interest in Fortress Credit Realty Income Trust, and such persons’ relationship to the Subscriber, any Beneficiary and/or the Grantor(s) (as applicable) are disclosed in sub-section C below;

	(iii)	☐	no Individual will Beneficially Own, directly or indirectly, more than 1% of the interests in the Subscriber;
	(iv)	☐

if an Individual will Beneficially Own, directly or indirectly, more than 1% of the interests in the Subscriber, no Individual will Beneficially Own, directly or indirectly, more than 10% of the interests in the Subscriber; or

	(v)	☐	an Individual will Beneficially Own, directly or indirectly, more than 10% of the interests in the Subscriber, in which case the Subscriber must complete sub-section B below.

B.
SUBSCRIBER TAX STATUS FOR SUBSCRIBERS WITH 10% OWNERS

This sub-section B is applicable to the Subscriber solely if the applicable category in sub-section A above requires the Subscriber to complete this sub-section B. If this sub-section B is applicable, the Subscriber must complete paragraphs (a) and (b) of this sub-section B below, and must provide any additional information that Fortress Credit Realty Income Trust may request in order to ascertain whether more than 50% of the equity of Fortress Credit Realty Income Trust may be held by five or fewer Individuals.

(a)
Please describe the Subscriber’s tax status under the Code (e.g., corporation, partnership, grantor trust): ________________________________
(b)
Please complete Annex C describing the number of Beneficial Owners of the Subscriber, such Beneficial Owners’ relative interests in the Subscriber, and the relationships, if any, among the Subscriber’s Beneficial Owners.
C.
AFFILIATES (TO BE COMPLETED BY ALL SUBSCRIBERS)
(a)
To the best of the Subscriber’s knowledge, is the Subscriber (and, if applicable, the Grantor(s) or any Beneficiaries of Subscriber) affiliated with or related to any other investor or prospective investor in Fortress Credit Realty Income Trust?

☐ Yes	☐ No

If “Yes,” please identify any such other investor or prospective investor and provide details of the affiliation:

Name	Affiliation
Name	Affiliation
Name	Affiliation

(b)
In the case of a Subscriber that is a trust described in Code Section 401(a) and exempt from tax under Code Section 501(a), the Subscriber certifies that no “disqualified person” (as defined in Code Section 4975(e)(2), without regard to subparagraphs (B) and (I) thereof) with respect to such Subscriber holds, directly or indirectly, any interest in Fortress Credit Realty Income Trust.
D.
SUBSCRIBER ERISA STATUS (TO BE COMPLETED BY ALL SUBSCRIBERS)
(a)
Please indicate whether or not the Subscriber is, or is acting on behalf of or using the assets of, or may at any time it holds any Shares be or be using the assets of (i) an “employee benefit plan” (within the meaning of Section 3(3) of ERISA) subject to Title I of ERISA, (ii) a “plan” (as defined in Section 4975(e)(1) of the Code) subject to Section 4975 of the Code, including an IRA, or (iii) an entity whose underlying assets include assets of an “employee benefit plan” or “plan” described in (i) or (ii) by reason of such employee benefit plan’s or plan’s investment in such entity, including an insurance company general account, an insurance company separate account or a collective investment fund (each of (i), (ii) or (iii), a “Benefit Plan Investor”).

☐ Yes	☐ No

Please check this box to confirm – to be completed by all Investors

(b)
Please indicate whether or not the Subscriber is a person (other than a Benefit Plan Investor) who (i) has discretionary authority or control with respect to the assets of Fortress Credit Realty Income Trust, (ii) provides investment advice for a fee (direct or indirect) with respect to such assets or (iii) is an affiliate of a person described in (i) or (ii) (each of (i), (ii) or (iii), a “Controlling Person”).

☐ Yes	☐ No

If the Subscriber is or is investing the plan assets of a Benefit Plan Investor, you as the individual executing the Subscriber Execution Page of the Subscription Agreement on behalf of the Subscriber (the “fiduciary”) represent and acknowledge that you, and any other fiduciaries responsible for the Subscriber’s investment, are aware of and understand Fortress Credit Realty Income Trust’s investment objective, policies and strategies and risks, and that the decision to invest plan assets of the Subscriber in Fortress Credit Realty Income Trust was made with appropriate consideration of relevant investment factors with regard to the Subscriber and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to investment decisions under ERISA (if applicable).

You represent and acknowledge that the decision to invest in Fortress Credit Realty Income Trust was made by you as a fiduciary that is independent of Fortress Credit Realty Income Trust, the Adviser, any third-party investment manager with whom Fortress Credit Realty Income Trust invests its assets and their affiliates; none of the Adviser, Fortress Credit Realty Income Trust or any of their respective affiliates, or any director, officer, member, employee or agent of the Advisor, Fortress Credit Realty Income Trust, or any of their respective affiliates, is or will be a “fiduciary” for purposes of ERISA or Section 4975 of the Code or any Similar Law of the Subscriber in connection with the Subscriber’s decision to purchase, hold or dispose of Shares, or otherwise with respect to its investment in

Fortress Credit Realty Income Trust; that you are duly authorized to make such investment decision and that the Subscriber’s investment will not result in a non- exempt prohibited transaction under ERISA or Section 4975 of the Code or a violation of any Similar Laws.

If the Subscriber is (or is acting on behalf of or using the assets of) a “governmental plan” (within the meaning of Section 3(32) of ERISA) or other plan subject to any U.S. federal, state, local or non-U.S. law or regulation that is substantially similar to the fiduciary responsibility provisions of Title I of ERISA or the provisions of Section 4975 of the Code (“Similar Law”), the Subscriber represents that the purchase and holding of Shares by the Subscriber will not (A) constitute or result in a violation of any Similar Law, (B) cause any assets of Fortress Credit Realty Income Trust to be treated as assets of the Subscriber for purposes of any Similar Law, (C) cause any of Fortress Credit Realty Income Trust, the Adviser or any of their respective directors, officers, members, employees or agents or any of their respective affiliates to be a fiduciary with respect to the assets of any plan subject to any Similar Law, or (D) otherwise subject Fortress Credit Realty Income Trust or the Adviser to any requirements under any Similar Law.

E.
CERTAIN FIRPTA CERTIFICATIONS (required for U.S. investors):

Under penalties of perjury, you certify that the address shown on this Subscription Agreement is my home address (in the case of an individual) or office address (in the case of an entity) and that you are not a foreign corporation, foreign partnership, foreign trust, or foreign estate, or a disregarded entity of one of the foregoing entities (as those terms are defined in the Code and Treasury Regulations promulgated thereunder).

F.
IRS FORM W-8 and W-9 CERTIFICATIONS:

Subscribers must complete and execute IRS Forms W-8 or W-9, as applicable. Form W-9 is attached hereto. Forms W-8 and their respective instructions are available at https://www.irs.gov/forms-pubs. All Subscribers should consult their own U.S. tax advisors regarding the appropriate IRS Form(s) to provide and the manner in which such IRS Form(s) should be completed.

11.	Miscellaneous and Subscriber Signature

If Subscribers participating in the Distribution Reinvestment Plan or making subsequent purchases of Shares of Fortress Credit Realty Income Trust experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 8 (“Subscriber Representations”) above, they are asked to promptly notify Fortress Credit Realty Income Trust and the Subscriber’s Financial Advisor (if applicable) in writing.

No sale of Shares may be completed until at least five business days after you receive the Memorandum. To be accepted, a subscription request must be made with a completed and executed subscription agreement, including the applicable IRS Form(s), in good order and payment of the full purchase price at least five business days prior to the first calendar day of the month (unless waived). You will receive a written confirmation of your purchase.

All items on the Subscription Agreement must be completed in order for your subscription to be processed, including any supplement, if applicable. Subscribers are encouraged to read the Memorandum in its entirety for a complete explanation of an investment in the Shares of Fortress Credit Realty Income Trust.

Return to: Fortress Credit Realty Income Trust Investor Relations: [***]

This Subscription Agreement shall be binding upon the Subscriber and the heirs, personal representatives, successors and assigns of the Subscriber. Notwithstanding the place where this Subscription Agreement may be executed by any of the parties, the parties expressly agree that all terms and provisions hereof shall be governed, construed and enforced solely under the laws of the State of Maryland without reference to any principles of conflicts of law. This Subscription Agreement shall survive the admission of the Subscriber to Fortress Credit Realty Income Trust and shall, if the Subscriber consists of more than one person, be the joint and several obligation of all such persons.

X			X
	Signature of Investor	Date		Signature of Co-Investor (If applicable)	Date

Annex A:

Fortress Credit Realty Income Trust Terms and Conditions

The following terms and conditions (“Terms and Conditions”) must be delivered with Fortress Credit Realty Income Trust Subscription Agreement in connection with your purchase of Shares of Fortress Credit Realty Income Trust. These Terms and Conditions are deemed part of the Subscription Agreement.

By signing the Subscription Agreement, you also acknowledge:

1. The above referenced Investment Amount may be accepted or rejected in whole or in part by Fortress Credit Realty Income Trust. By executing this Subscription Agreement, you agree to subscribe for any amount up to the amount that you have set forth above.

2. You acknowledge that Fortress Credit Realty Income Trust will pay the Dealer Manager (as defined in the Memorandum) ongoing servicing fees (i) with respect to our outstanding Class S Shares, in an amount equal to 0.85% per annum of the aggregate NAV of our outstanding Class S Shares and (ii) with respect to our outstanding Class D Shares, in an amount equal to 0.25% per annum of the aggregate NAV of our outstanding Class D Shares. The Dealer Manager reallows (pays) all of the ongoing servicing fees to participating broker-dealers and servicing broker-dealers for ongoing services performed by such broker-dealers

3. You are purchasing the Shares for your own account and not with a view to distribution or sale, and you should not expect to be able to sell your Shares regardless of how Fortress Credit Realty Income Trust performs. You understand that an investment in Fortress Credit Realty Income Trust is illiquid and appropriate only as a long-term investment.

4. At this time, there is no public trading market for Fortress Credit Realty Income Trust’s Shares and unless and until a listing of the Shares on an exchange occurs or a secondary market develops, repurchase of Shares by Fortress Credit Realty Income Trust will likely be the only way for you to dispose of your Shares. Fortress Credit Realty Income Trust is not obligated to repurchase any Shares under its share repurchase plan and may choose to repurchase only some, or even none, of the Shares that have been requested to be repurchased in any particular quarter in its discretion. In addition, repurchases will be subject to available liquidity and other significant restrictions and limitations. These limitations include, subject to certain exceptions, (i) an early repurchase deduction which provides that Class S Shares, Class D Shares, Class I Shares and Class E Shares that have not been outstanding for at least one year will be repurchased at 98% of the applicable transaction price and (ii) a mandatory holding period of two years applicable to Class B Shares and Class R Shares. In addition, the aggregate net asset value (“NAV”) of total repurchases of Class B Shares, Class R Shares, Class S Shares, Class D Shares, Class I Shares and Class E Shares (including repurchases at certain non-U.S. investor access funds primarily created to hold Fortress Credit Realty Income Trust’s Shares but excluding any early repurchase deduction applicable to the repurchased shares) under the share repurchase plan will be limited to no more than 5% of Fortress Credit Realty Income Trust’s aggregate NAV per calendar quarter (measured using the average aggregate NAV attributable to shareholders as of the end of the immediately preceding three months). Fortress Credit Realty Income Trust’s board of trustees may make exceptions to, modify or suspend the share repurchase plan (including to make exceptions to the repurchase limitations, or repurchase fewer shares than such repurchase limitations) without shareholder approval. Fortress Credit Realty Income Trust does not intend to list its Shares on any securities exchange for what may be a significant time, if ever, and Fortress Credit Realty Income Trust does not expect a secondary market in the Shares to develop.

5. Fortress Credit Realty Income Trust currently offers multiple classes of common shares, and in the future may offer additional classes of our common shares, with each class having a different Upfront Sales Load (as defined in the Memorandum) and expense structure. (which includes, and with respect to future additional shares classes may also include, lower or different ongoing servicing fees, management fees and/or performance fees (including fee waivers), or none at all). Certain of the share classes are, and future additional share classes may be, only available through certain participating broker-dealers and financial advisors, or none at all, and are, and with respect to future additional share classes may be, only available to certain types of investors meeting specific eligibility requirements or who are investing through certain participating broker-dealers or financial advisors that have access to such additional share classes. Such financial intermediaries may have different policies and procedures than those described herein. Accordingly, the availability of certain share classes and/or shareholder privileges or services described in the Memorandum will depend on the policies, procedures and trading platforms of the financial intermediary. Financial intermediaries purchasing common shares on behalf of their clients determine the class of shares available for their clients. Accordingly, the lowest cost share class may not be available to you.

6. You should consider that you may not have access to the money you invest for an indefinite period of time. Additionally, because you will be unable to sell your Shares, you will be unable to reduce your exposure in any market downturn.

7. The amount of distributions, if any, are uncertain and at the discretion of Fortress Credit Realty Income Trust’s board of trustees.

8. Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.

9. You understand the IRS rules regarding contribution limits for IRAs and other qualified account types. Further, you understand how these contribution limits may impact your ability to invest in the event you do not have sufficient funds within your IRA or other qualified account.

A-1

10. You understand the IRS rules regarding required minimum distributions and that the illiquid nature of Fortress Credit Realty Income Trust may impact your ability to meet required minimum distributions.

11. You acknowledge that IRS rules are subject to change and future changes may have unforeseen impacts on your investment in Fortress Credit Realty Income Trust.

12. You understand that the information provided herein will be relied upon by Fortress Credit Realty Income Trust, the Adviser, the board of trustees, the Administrator, their respective affiliates and their designees for the purpose of determining your eligibility to purchase Shares and compliance with applicable laws. You agree to provide, if requested, any additional information that may reasonably be required to determine your eligibility to purchase Shares or your status for purposes of the Code or any state, local or non-United States tax laws (including FATCA and similar information reporting rules). You agree to indemnify and hold harmless Fortress Credit Realty Income Trust, the Adviser, the board of trustees, the Administrator, their respective affiliates and their respective officers, employees, directors, partners, agents, consultants, managing members, members, shareholders, legal representatives and controlling persons (“Indemnitees”), from and against any loss, cost, claim, award, government investigation or proceeding, fine, penalty, accrued interest, damage, expense, judgment, settlement cost, fee and related expenses (including attorneys’ fees and expenses) (collectively, “Losses”) due to or arising out of a breach of any covenant, representation, warranty or agreement contained in this Subscription Agreement or in any other document provided by you to Fortress Credit Realty Income Trust in connection with your investment in Fortress Credit Realty Income Trust. You hereby agree to indemnify the Indemnitees, and to hold them harmless against any and all Losses arising as a result of the sale or distribution of Shares by you in violation of applicable law or any misrepresentation or breach by you with respect to the matters set forth herein. In addition, you agree to indemnify the Indemnitees and to hold such persons and firms harmless from and against, any and all Losses to which they may be put or which they may incur or sustain by reason of or in connection with any misrepresentation made by you with respect to the matters about which representations and warranties are required by the terms of this Subscription Agreement, or any breach of any such warranties or any failure to fulfill any covenants or agreements set forth herein. Notwithstanding any provision of this Subscription Agreement to the contrary, you do not waive fulfill any covenants or agreements set forth herein. Notwithstanding any provision of this Subscription Agreement to the contrary, you do not waive any rights that you may have under applicable securities laws. Furthermore, you acknowledge that the Indemnitees shall be held harmless and indemnified by you against any Losses arising as a result of a delay or failure to process this application, any distribution or other transaction between you or Fortress Credit Realty Income Trust (or its representatives) if any evidence required by such parties, in order to satisfy applicable anti-money laundering rules, has not been provided by you.

13. You are aware of, understand and consent to each of the risks and conflicts of interest set forth in the “Risk Factors” and “Conflicts of Interest” sections of the Memorandum and the risks and conflicts of interest inherent with an investment in Fortress Credit Realty Income Trust. You understand and agree that none of Fortress Credit Realty Income Trust, the Adviser, the board of trustees, the Administrator or any of their respective affiliates or controlling persons has made or shall make any representation or warranty whatsoever with respect to the business, condition (financial or otherwise), properties, prospects, creditworthiness, status or affairs of the assets/properties that are or will be the subject of the investments made by Fortress Credit Realty Income Trust.

14. You are knowledgeable and experienced in evaluating investments and experienced in financial and business matters and are capable of evaluating the merits and risks of purchasing the Shares. You have evaluated the risks of purchasing the Shares, and have determined that the Shares are a suitable investment for you. In evaluating the suitability of an investment in Fortress Credit Realty Income Trust, you have not relied upon any representations, warranties or other information (whether oral or written), other than as set forth in the Memorandum, and instead, have relied upon independent investigations made by you or your representative(s).

15. You can bear the economic risk of your investment in Fortress Credit Realty Income Trust and can afford a complete loss of your investment. The aggregate amount of your investment to all similar investments that are illiquid is reasonable in relation to your net worth. If you are an individual, the aggregate amount of your Shares does not exceed 20% of your net worth, defined for this purpose as total assets (including residence, personal property and other assets) in excess of total liabilities.

16. If you are not an individual, you have the power and authority to enter into this Subscription Agreement and each other document required to be executed and delivered by you in connection with the purchase of Shares, and to perform your obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby and the person signing this Subscription Agreement on your behalf has been duly authorized to execute and deliver this Subscription Agreement and each other document required to be executed and delivered by you in connection with the purchase of Shares. If you are an individual, you have all requisite legal capacity to acquire and hold Shares and to execute, deliver and comply with the terms of each of the documents required to be executed and delivered by you in connection with the purchase of Shares. Such execution, delivery and compliance by you does not conflict with, or constitute a default under, any instruments governing you, any law, regulation or order, or any agreement to which you are a party or by which you are bound.

17. You understand and agree that Fortress Credit Realty Income Trust, the Adviser or any of their respective affiliates may engage in “agency cross transactions,” as defined in Reg. Section 275.206(3)-2 (“Agency Cross Transactions”) promulgated by the Securities and Exchange Commission under the Advisers Act, in which Fortress Credit Realty Income Trust, the Adviser or any of their respective affiliates acts as a broker for both you and/or Fortress Credit Realty Income Trust on the one side and for another person on the other side of the transaction. You understand and agree that Fortress Credit Realty Income Trust, the Adviser or any of their respective affiliates, as applicable, are permitted to receive commissions from, and have a potentially conflicting division of loyalties and responsibilities regarding, both parties to such Agency Cross Transactions. THIS CONSENT AS TO AGENCY CROSS TRANSACTIONS EFFECTED ON BEHALF OF FORTRESS CREDIT REALTY INCOME TRUST MAY BE REVOKED AT ANY TIME BY THE BOARD OF TRUSTEES ON BEHALF OF FORTRESS CREDIT REALTY INCOME TRUST BY WRITTEN NOTICE TO THE ADVISER.

A-2

18. [intentionally omitted]

19. You agree to keep all information disclosed due to your investment in Fortress Credit Realty Income Trust by Fortress Credit Realty Income Trust, the Adviser, or any of their respective agents or affiliates (“Confidential Information”) confidential and will not, except as may be required by law, disclose to any person any Confidential Information that has been made available, nor otherwise make any public disclosure (whether written or oral) with respect to any Confidential Information, this Subscription Agreement or the matters contemplated hereby, except that you may disclose Confidential Information to those of your representatives who agree to be (or have pursuant to your internal procedures agreed to be) bound by the terms hereof or as required by applicable law or legal process. In the event that you or your representatives become legally compelled to disclose any of the Confidential Information, you will, to the extent permitted by law, use reasonable efforts to provide Fortress Credit Realty Income Trust and the Adviser with prompt written notice so that Fortress Credit Realty Income Trust and the Adviser may seek a protective order or other appropriate remedy.

20. You represent and warrant that none of (a) you, (b) any person, directly or indirectly, controlling or controlled by you, (c) any of your authorized signatories, (d) if you are a privately held entity, any person having a beneficial interest in you, or (e) any person for whom you are acting for or on behalf of in connection with this investment is: (i) on the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) List of Specially Designated Nationals and Blocked Persons or any other list of designated or restricted persons or entities maintained by the United States, the European Union, the United Kingdom (including as the latter is extended to the Cayman Islands by Statutory Instrument) or the respective governmental institutions and agencies of any of the foregoing, including OFAC, the United States Department of State, and His Majesty’s Treasury (each, a “Sanctions Authority”); (ii) located, organized, or resident in a country or territory in relation to which country-wide or territory-wide sanctions have been imposed by a Sanctions Authority (including, as of the date of this Subscription Agreement, Cuba, Iran, North Korea, Syria, and the Crimea Region and so-called Donetsk People’s Republic and Luhansk People’s Republic in Ukraine); (iii) 50% or more owned or controlled by one or more of the foregoing; or (iv) otherwise the target of any sanction, trade embargo, regulation or law promulgated by a Sanctions Authority (such sanctions, regulations, trade embargoes and laws, together with any supplement or amendment thereto, the “Sanctions Laws”).

You represent and warrant that (i) the acceptance of this Subscription Agreement, together with the appropriate remittance, will not breach any applicable money laundering or related rules or regulations, including any statutes, rules or regulations pertaining to prohibitions on money laundering under the laws of the United States that are in effect at the time this Subscription Agreement is submitted to Fortress Credit Realty Income Trust or that becomes effective at any future time (the “AML Laws”) or the Sanctions Laws; and (ii) the Shares are to be purchased with funds that are from legitimate sources in connection with your regular business activities and which do not constitute the proceeds of criminal conduct or criminal property, including, within the AML Laws.

You (i) covenant to provide promptly to Fortress Credit Realty Income Trust, the Adviser or any other party designated for receipt of such information documentation verifying your identity, as well as the identity of any of your legal or beneficial owners or related parties or affiliates, to the extent necessary to comply with the information requests related thereto; (ii) acknowledge that due to the AML Laws, Fortress Credit Realty Income Trust, the Adviser (or any other designated party) may require further evidence of your identity before this Subscription Agreement can be processed, and Fortress Credit Realty Income Trust, the Adviser may be required to take such other actions as may be necessary for it to comply with the AML Laws; and (iii) covenant to hold harmless and indemnify each of Fortress Credit Realty Income Trust, the Adviser and their respective, affiliates, officers, employees, directors, partners, agents, legal representatives and controlling persons against any losses arising from the failure to process your application if you do not provide such requested information.

A-3

Annex B:

IRS Form W-9

B-1

Annex C:

Anti-Money Laundering and

Beneficial Ownership Information

2